 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 9, 1996

                                                     REGISTRATION NO. 333-15861
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ---------------

                             AMENDMENT NO. 2
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ---------------
                          FIRST USA PAYMENTECH, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       DELAWARE                      7389                75-2634185
                         (PRIMARY STANDARD INDUSTRIAL (I.R.S. EMPLOYER
    (STATE OR OTHER       CLASSIFICATION CODE NUMBER)
    JURISDICTION OF                                IDENTIFICATION NUMBER)
   INCORPORATION OR
     ORGANIZATION)

                                1601 ELM STREET
                                   SUITE 800
                              DALLAS, TEXAS 75201
                                (214) 849-2000
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               DAVID W. TRUETZEL
                            CHIEF FINANCIAL OFFICER
                          FIRST USA PAYMENTECH, INC.
                          1601 ELM STREET, SUITE 800
                              DALLAS, TEXAS 75201
                                (214) 849-2000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                  COPIES TO:
         RANDALL H. DOUD, ESQ.                 NORMAN D. SLONAKER, ESQ.
 SKADDEN, ARPS, SLATE, MEAGHER & FLOM              BROWN & WOOD LLP
                  LLP                           ONE WORLD TRADE CENTER
           919 THIRD AVENUE                    NEW YORK, NEW YORK 10048
       NEW YORK, NEW YORK 10022                     (212) 839-5300
            (212) 735-3000

                               ---------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [X]

                               ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE AN AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                               EXPLANATORY NOTE

  This Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-15861) of First USA Paymentech, Inc. (the "Registration Statement"), initially filed with the Securities and Exchange Commission on November 8, 1996, is being filed solely to include additional exhibits as part of the Registration Statement.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

  The following expenses are estimated.

      Registration fee................................................ $ 99,099
      NASD fee........................................................   30,000
      Transfer agents' fees...........................................   10,000
      Printing and engraving expenses.................................  300,000
      Legal fees and expenses.........................................  150,000
      Accounting fees and expenses....................................   30,000
      Miscellaneous...................................................  130,901
                                                                       --------
        Total......................................................... $750,000
                                                                       ========

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  As authorized by Section 145 of the General Corporation Law of the State of Delaware (the "Delaware Corporation Law"), each director and officer of the Company may be indemnified by the Company against expenses (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred in connection with the defense or settlement of any threatened, pending or completed legal proceedings in which he is involved by reason of the fact that he is or was a director or officer of the Company if he acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe that his conduct was unlawful. If the legal proceeding, however, is by or in the right of the Company, the director or officer may not be indemnified in respect of any claim, issue or matter as to which he shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless a court determines otherwise.

  In addition, the Company has directors' and officers' liability coverage pursuant to a policy maintained by First USA.

  Article Eighth of the Certificate of Incorporation of the Company, a copy of which is filed as Exhibit 3.1 to this Registration Statement, provides that, to the fullest extent permitted by law, directors of the Company will not be liable for monetary damages to the Company or its stockholders for breaches of their fiduciary duties.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

  In January 1996, in connection with the formation of the Company, the Company issued 24,411,081 shares of Common Stock to First USA Financial. The foregoing transaction was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

   EXHIBIT
   NUMBER                          DESCRIPTION                           PAGE
   -------                         -----------                           ----
     1.1*  Form of U.S. Purchase Agreement dated      , 1996 among the
           Company, the Selling Stockholder and the U.S. Underwriters.
     1.2*  Form of International Purchase Agreement dated      , 1996
           among the Company, the Selling Stockholder and the
           International Managers.

   EXHIBIT
   NUMBER                           DESCRIPTION                            PAGE
   -------                          -----------                            ----
     2     Agreement and Plan of Merger, dated as of July 19, 1996, by and among First USA, the Company, First USA Management
           Resources, Inc., First USA Opportunity III, Inc., GENSAR and
           Golder Thoma Cressey Fund III Limited Partnership and the
           other stockholders of GENSAR, filed as Exhibit 2.1 to the
           Company's Current Report on Form 8-K filed September 3, 1996 and incorporated by reference herein.
     3.1   Certificate of Incorporation of the Company, as amended,
           filed as Exhibit 3.1 to the Company's Registration Statement on Form S-1 (No. 333-262) (the "Registration Statement") and
           incorporated by reference herein.
     3.2   By-Laws of the Company, filed as Exhibit 3.2 to the
           Registration Statement and incorporated by reference herein.
     5*    Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Common Stock
    10.1   Intercompany Services Agreement between the Company and First
           USA Management, Inc., filed as Exhibit 10.1 to the Company's
           Quarterly Report on Form 10-Q for the quarter ended March 31,
           1996 and incorporated herein by reference.
    10.2   Registration Rights Agreement between the Company and First
           USA, filed as Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 and
           incorporated herein by reference.
    10.3   Tax Sharing Agreement between the Company and First USA,
           filed as Exhibit 10.3 to the Company's Quarterly Report on
           Form 10-Q for the quarter ended March 31, 1996 and
           incorporated herein by reference.
    10.4   1996 Stock Option Plan of the Company, filed as Exhibit 10.4 to the Company's Quarterly Report on Form 10-Q for the
           quarter ended March 31, 1996 and incorporated herein by
           reference.
    10.5+  Amendment No. 1 to 1996 Stock Option Plan of the Company.
    10.6   1996 Restricted Stock Plan of the Company, filed as Exhibit
           10.5 to the Company's Quarterly Report on Form 10-Q for the
           quarter ended March 31, 1996 and incorporated herein by
           reference.
    10.7   Revolving Credit Agreement dated February 21, 1996 among the
           Company, the lenders listed therein and NationsBank of Texas
           N.A., as Agent, including the notes and guaranty related
           thereto, filed as Exhibit 10.6 to the Registration Statement and incorporated by reference herein.
    10.8+  Form of Amendment No. 1 to Revolving Credit Agreement dated
           October 30, 1996 among the Company, the lenders listed
           therein and Nations Bank of Texas, N.A., as Agent.
    10.9   Deferred Compensation Plan of First USA, filed as Exhibit 4.3 to the Company's Registration Statement on Form S-8 (No. 333-
           06979) and incorporated by reference herein.
    10.10  Employee Stock Purchase Plan of the Company, filed as Exhibit
           10.8 to the Company's Annual Report on Form 10-K for the
           fiscal year ended June 30, 1996, and incorporated by
           reference herein.
    10.11  First USA Paymentech Retirement Savings Plan, filed as
           Exhibit 99.1 to the Company's Registration Statement on Form
           S-8 (No. 333-11249) and incorporated by reference herein.
    10.12  First USA Paymentech Supplemental Executive Retirement Plan
           filed as Exhibit 10.10 to the Company's Annual Report on Form
           10-K for the fiscal year ended June 30, 1996, and
           incorporated by reference herein.
    10.13  First USA Paymentech Savings Restoration Plan filed as
           Exhibit 10.11 to the Company's Annual Report on Form 10-K for
           the fiscal year ended June 30, 1996, and incorporated by
           reference herein.

   EXHIBIT
   NUMBER                           DESCRIPTION                            PAGE
   -------                          -----------                            ----
    11*    Computation of Net Income Per Share.
    21*    Subsidiaries of the Company.
    23.1*  Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5).
    23.2+  Consent of Ernst & Young LLP.
    23.3+  Consent of Deloitte & Touche LLP.
    24+    Powers of Attorney.

--------
 * Filed herewith.

 + Previously filed.

ITEM 17. UNDERTAKINGS.

  The Registrant hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreements certificates for Common Stock in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against the public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  The Registrant hereby undertakes that:

    1. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
  (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

    2. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new Registration Statement relating to the Securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF DALLAS, STATE OF TEXAS, ON DECEMBER 9, 1996.

                                          First USA Paymentech, Inc.

                                                    /s/ Philip E. Taken
                                          By: _________________________________
                                                      PHILIP E. TAKEN
                                             SENIOR VICE PRESIDENT AND GENERAL
                                                          COUNSEL

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON DECEMBER 9, 1996.

                                          SIGNATURE

                                                            *
                                          -------------------------------------
                                                    JOHN C. TOLLESON
                                                  CHAIRMAN OF THE BOARD

                                                            *
                                          -------------------------------------
                                                    PAMELA H. PATSLEY
                                           PRESIDENT, CHIEF EXECUTIVE OFFICER
                                                      AND DIRECTOR
                                              (PRINCIPAL EXECUTIVE OFFICER)

                                                            *
                                          -------------------------------------
                                                    DAVID W. TRUETZEL
                                               CHIEF FINANCIAL OFFICER AND
                                                        SECRETARY
                                           (PRINCIPAL FINANCIAL AND ACCOUNTING
                                                        OFFICER)

                                                            *
                                          -------------------------------------
                                                    RICHARD W. VAGUE
                                                        DIRECTOR

                                                            *
                                          -------------------------------------
                                                     GENE H. BISHOP
                                                        DIRECTOR

                                                            *
                                          -------------------------------------
                                                    RUPINDER S. SIDHU
                                                        DIRECTOR

                                                   /s/ Philip E. Taken
                                          *By: ________________________________
                                                     PHILIP E. TAKEN
                                                   * ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                            DESCRIPTION                             PAGE
 -------                           -----------                             ----
   1.1*  Form of U.S. Purchase Agreement dated      , 1996 among the
         Company, the Selling Stockholder and the U.S. Underwriters.
   1.2*  Form of International Purchase Agreement dated      , 1996
         among the Company, the Selling Stockholder and the
         International Managers.
   2     Agreement and Plan of Merger, dated as of July 19, 1996, by and among First USA, the Company, First USA Management Resources,
         Inc., First USA Opportunity III, Inc., GENSAR and Golder Thoma
         Cressey Fund III Limited Partnership and the other stockholders of GENSAR, filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed September 3, 1996 and incorporated by
         reference herein.
   3.1   Certificate of Incorporation of the Company, as amended, filed as Exhibit 3.1 to the Company's Registration Statement on Form
         S-1 (No. 333-262) (the "Registration Statement") and
         incorporated by reference herein.
   3.2   By-Laws of the Company, filed as Exhibit 3.2 to the
         Registration Statement and incorporated by reference herein.
   5*    Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Common Stock
  10.1   Intercompany Services Agreement between the Company and First
         USA Management, Inc., filed as Exhibit 10.1 to the Company's
         Quarterly Report on Form 10-Q for the quarter ended March 31,
         1996 and incorporated herein by reference.
  10.2   Registration Rights Agreement between the Company and First
         USA, filed as Exhibit 10.2 to the Company's Quarterly Report on
         Form 10-Q for the quarter ended March 31, 1996 and incorporated herein by reference.
  10.3   Tax Sharing Agreement between the Company and First USA, filed as Exhibit 10.3 to the Company's Quarterly Report on Form 10-Q
         for the quarter ended March 31, 1996 and incorporated herein by reference.
  10.4   1996 Stock Option Plan of the Company, filed as Exhibit 10.4 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 and incorporated herein by reference.
  10.5+  Amendment No. 1 to 1996 Stock Option Plan of the Company.
  10.6   1996 Restricted Stock Plan of the Company, filed as Exhibit
         10.5 to the Company's Quarterly Report on Form 10-Q for the
         quarter ended March 31, 1996 and incorporated herein by
         reference.
  10.7   Revolving Credit Agreement dated February 21, 1996 among the
         Company, the lenders listed therein and NationsBank of Texas
         N.A., as Agent, including the notes and guaranty related
         thereto, filed as Exhibit 10.6 to the Registration Statement and incorporated by reference herein.
  10.8+  Form of Amendment No. 1 to Revolving Credit Agreement dated
         October 30, 1996 among the Company, the lenders listed therein and Nations Bank of Texas, N.A., as Agent.
  10.9   Deferred Compensation Plan of First USA, filed as Exhibit 4.3 to the Company's Registration Statement on Form S-8 (No. 333-
         06979) and incorporated by reference herein.
  10.10  Employee Stock Purchase Plan of the Company, filed as Exhibit
         10.8 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1996, and incorporated by reference herein.
  10.11  First USA Paymentech Retirement Savings Plan, filed as Exhibit
         99.1 to the Company's Registration Statement on Form S-8 (No.
         333-11249) and incorporated by reference herein.
  10.12  First USA Paymentech Supplemental Executive Retirement Plan
         filed as Exhibit 10.10 to the Company's Annual Report on Form
         10-K for the fiscal year ended June 30, 1996, and incorporated by reference herein.

 EXHIBIT
 NUMBER                            DESCRIPTION                            PAGE
 -------                           -----------                            ----
  10.13  First USA Paymentech Savings Restoration Plan filed as Exhibit
         10.11 to the Company's Annual Report on Form 10-K for the
         fiscal year ended June 30, 1996, and incorporated by reference herein.
  11*    Computation of Net Income Per Share.
  21*    Subsidiaries of the Company.
  23.1*  Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5).
  23.2+  Consent of Ernst & Young LLP.
  23.3+  Consent of Deloitte & Touche LLP.
  24+    Powers of Attorney.

--------
 * Filed herewith.

 + Previously filed.